UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2012

ASTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On September 28, 2012, Astex Pharmaceuticals, Inc. issued a press release announcing that the European Commission has approved the marketing authorization for Dacogen® (decitabine) for Injection for the treatment of adult patients (age 65 and above) with newly diagnosed de novo or secondary acute myeloid leukemia (AML), according to the World Health Organization classification, who are not candidates for standard induction chemotherapy.  Dacogen has also been granted Orphan Drug designation for the treatment of AML.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Press release issued by Astex Pharmaceuticals, Inc. on September 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEX PHARMACEUTICALS, INC.

	By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer

Date: September 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Astex Pharmaceuticals, Inc. on September 28, 2012